UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ATEK.U	NYSE American
Shares of Class A Common Stock, par value $0.0001 per share, included as part of the units	ATEK	NYSE American
Redeemable Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ATEK WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 19, 2023, Athena Technology Acquisition Corp. II (the “Company”) held its 2023 annual meeting of stockholders (the “Meeting”) virtually via live webcast. Holders of the Company’s Class A common stock were entitled to one vote per share held as of the close of business on November 27, 2023 (the “Record Date”). A total of 10,126,960 shares of the Company’s Class A common stock were present at the Meeting online or represented by proxy, which constituted a quorum for the transaction of business and represented approximately 84% percent of the voting power of the Company’s Class A common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2023.

Proposal 1 — Election of two (2) Class I directors to serve until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Randi Zuckerberg	10,027,960	99,000	0
Trier Bryant	10,126,960	0	0

Based on the foregoing votes, each of Randi Zuckerberg and Trier Bryant was elected to serve as a Class I director until the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified.

Proposal 2 — Ratification of the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,126,960	0	0	0

Based on the foregoing votes, the stockholders ratified the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer

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